As filed with the Securities and Exchange Commission on March 7, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

747 Third Avenue, 31st Floor, New York, NY 10017
(Address of principal executive offices) (Zip code)

David A. Katz
747 Third Avenue, 31st Floor
New York, NY  10017
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Copies to:

Carol Gehl
Godfrey & Kahn, S.C.
780 N. Water Street
Milwaukee, WI 53202

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2011

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

February 1, 2012

Dear Fellow Shareholder,

The Fund posted a positive fourth quarter to end 2011, gaining +10.35%. Unfortunately, this quarterly gain was not enough to offset declines from prior periods and the Fund finished calendar year 2011 with a decline of -12.80%. These compare with the S&P 500’s quarterly performance for the fourth quarter of +11.82% and full 2011 calendar year performance of +2.11%.

Disclosure Note:

For your information, for the fourth quarter ended December 31, 2011, the Fund’s average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors’ involvement with the Fund were 12.80%, 3.93%, 1.35% and 6.01%, respectively. For the same periods the returns for the S&P 500 Index were 2.11%, -0.25%, 2.92% and 5.97%.

Gross Expense Ratio:                            1.12%
Net Expense Ratio:                                0.99%**
__________
**  The Advisor has contractually agreed to reduce fees through 10/31/12.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. The funds impose a 1.00% redemption fee on shares held for 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund’s Net Asset Value on 12/31/11 was $38.16.

For tax purposes the Fund had a moderate amount of realized net capital gains during the most recent fiscal year, which were offset by the Fund’s accumulated net capital loss carryforward. As a result, no capital gains were declared. The Fund continues to maintain a significant loss carryforward that can be used to offset future capital gains.

While we were very disappointed with the Fund’s performance in 2011, we understand the factors that most contributed to its decline, and believe that these same factors should likely help the Fund regain lost ground in 2012.

MATRIX ADVISORS
VALUE FUND, INC.

We encourage you to read the enclosed Commentary that follows, as it provides greater details on the developments in 2011, an outlook for 2012 and additional perspective on our conviction for a rebound for the Fund in 2012.

The partners and associates of Matrix Asset Advisors, as well as our families, while disappointed with last year’s results, continue to maintain great confidence as well as significant investments in the Fund.

We are grateful for your support, patience and trust, and wish you the best in 2012.

Sincerely,
David A. Katz, CFAFund Manager

_____________
Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal or tax advice.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involves additional risks such as limited liquidity and greater volatility.

Diversification does not assure a profit nor protect against loss in a declining market.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Capital Markets Commentary and Semi Annual Report:
4th Quarter and 2011 Annual Review

The stock market finished the year with a strong fourth quarter, helping to offset some of the pain endured through the end of September. More precisely, the stock market had a very strong bounce back in October and went sideways in November and December.

The Matrix Advisors Value Fund also had a good quarter, though it lagged the S&P 500 Index modestly for the quarter. During the quarter, the Fund had a gain of +10.35% compared with a gain of +11.82% for the Index.

Semi-Annual Review

The Fund’s first six months of its fiscal year were diametrically opposite, featuring very weak performance in the third quarter, followed by a snapback and partial recovery in the fourth quarter. For the six month period ending December 31, 2011, the Fund posted a decline of -13.07% compared with a decline in the S&P 500 Index of -3.69%.

In the third quarter global and macro economic concerns punished the overall stock market, and the Fund even more so, as investors fretted over the possibilities of a financial meltdown in Europe, and the spillover implications for the US economy.

Conversely, the Fund rallied handsomely in the following quarter, as data confirmed the continued slow recovery of the US economy, and progress was made toward a resolution of the European fiscal crisis.

Quarterly Review and 2011 Overview

Macro-economic and global considerations drove the market in 2011, and in the fourth quarter the market cheered the data that showed that the U.S. economy was not sliding back into recession. The market also took comfort from the steps European political and fiscal leaders adopted in order to strengthen the Euro Zone.

Like the overall market, our fourth quarter performance was also weighted to a very strong October.

The good news of the past quarter unfortunately was not enough for us to offset the previous quarter’s weakness, and the Fund ended the year with a decline of -12.80%. This compared unfavorably to the S&P 500 Index, which managed to eke out a modest gain of +2.11% for the year.

In our third quarter commentary, we discussed the reasons for our 2011 underperformance: a higher weighting in financial stocks, and a handful of poorly performing, economically-sensitive stocks.

To some extent, the fourth quarter saw a reversal of the preceding trends, as Energy and Financials were the strongest performing sectors in the Fund’s portfolio.

2011 will likely go down in stock market annals as the Year of the Tortoise. There was a nearly perfect correlation between these three factors - defensiveness, volatility and dividend yield - and market performance. The more defensive, the lower the volatility, and the higher the yield - the better a stock fared.

MATRIX ADVISORS
VALUE FUND, INC.

Thus the year was dominated by the very large, mature, high dividend payers, which typically are slow but consistent earnings growers.

As we typically do in our end of year commentary, we review predictions made for the previous year and offer some new ones for the current year. But before that, it is appropriate to make one additional important observation about 2011.

Investment success is never produced through the rearview mirror. The fact that a particular segment of the market outperformed this year, and other segments or sectors underperformed, does not provide a template for the future. The dramatic performance success of the big slow growth defensive stocks is quite atypical and should not be adopted as the norm going forward.

While these stocks can have a definite place in a well diversified portfolio - and the Fund certainly owns a number of them - they should not be expected to provide this type of market leadership on a durable basis. A wholesale flight to such stocks now will likely prove to be very untimely.

Conversely, the strong businesses that nevertheless fared poorly in the market last year are very likely to be more favorably reassessed, particularly in a more normal investment environment. Abandoning those stocks now after a disappointing year should, in our view, also prove to be very untimely.

Through a Glass Clearly: A Look Back at our 2011 Predictions

Many of our economic and corporate earnings predictions were fairly accurate for 2011. However, while we expected continued global issues, we clearly did not envision the European fiscal crisis for what it became - a global economic and credibility quake.

Simply stated, the stock and bond markets were overwhelmed by numerous macro and geopolitical issues: Japan’s tsunami/nuclear disaster, Europe’s ongoing debt crisis, the United States’ debt ceiling debate/S&P’s downgrade of U.S. Treasuries, and lingering concerns about renewed recession in the U.S.

So while we were ultimately accurate in assessing the overall U.S. economic direction and in calling for the continued strength of corporate earnings, these factors did not have their anticipated impact on stocks, as both stocks and bonds were driven by geopolitical fears rather than company specific fundamentals. Thus we were off in calling for high single digit/low double digit stock market returns.

As a result of the global crises, we were also off on our call for interest rates to rise. Furthermore, while the labor markets did eventually start to recover, it was more muted and delayed by the geopolitical overhang.

Finally, we were correct in our predictions of continued stock market volatility, a tightening of performance between large and small cap stocks, and a bottoming of the real estate market; unfortunately, these factors were also overshadowed by the macro-economic and global crisis miss.

Batter Up! Our Fearless Forecast for 2012

Our basic prediction is that with the low expectations abounding for just about everything - the U.S. economy, global economies and the U.S. stock market - the big story for 2012 could very well be the better reality than the prevailing expectations.

MATRIX ADVISORS
VALUE FUND, INC.

The signs of renewed life for the U.S. economy that appeared during the fourth quarter of 2011 should continue into 2012. While expectations for economic growth are low, there might be some positive developments in store if global conditions are not as poor as many predict they will be this year.

Like in 2011, the U.S. economy should continue to be a relative bright spot in the international economic picture for 2012. Some previous international high fliers will encounter air pockets, and the U.S.’s perceived stability might then be viewed more favorably.

Job growth should continue and periodically accelerate during the year, but at a slower than normal pattern. Housing should continue to bottom with a lot of sideways movement nationally, but selected areas will start to recover. Interestingly, in about half of the country it is now cheaper to buy a house than it is to rent. Eventually, a recovering economy, a better job market, and progress in processing the massive foreclosure inventory should all have a positive impact on the housing market.

The international economic picture looks murky, and Europe could be another major overhang over world markets, as in 2011. Our sense however is that after all the head banging in Europe in the second half of 2011, there is likely to be some sense of progress away from a Euro Zone meltdown. The European economies will in all likelihood continue to struggle, but we do not envision them derailing the global economy, nor having the same degree of shock value on markets as they did in 2011.

These domestic and international developments could have a surprisingly beneficial impact on the U.S. stock market. While corporate growth will slow, corporate America’s earnings should still be a bright light in the U.S. economic constellation. Many companies will likely continue to raise their dividends as a means of helping their stock prices, and valuations should be perceived as attractive.

Our key prediction is that the U.S. stock market could have a good year, more closely resembling 2010 than 2011. Given the current widespread dour consensus for the U.S. stock market, this is something of a contrarian sentiment. But the stock market has a long history of confounding widespread convictions as to its movement; 2012 is likely to be another case in point.

Fund Performance

Quarter in Review:

It was a classic recovery quarter following immediately after a conspicuously poor one. All of the Fund’s sectors were positive, except for its one Materials stock, Alcoa.

In a complete role reversal, Energy and Financial stocks were the Fund’s strongest performers. All Energy stocks had double digit returns, while Financials were led by State Street Corp., Western Union, BB&T Corp. and Wells Fargo.

Other conspicuously strong performers were Expedia in Consumer Discretionary, CVS Caremark among Consumer Staples, Tidewater among Producer Durables, and Cisco among Technology stocks.

No new positions were initiated during the quarter. We sold the Expedia holding into strength for a healthy profit over a short-term holding period. We also sold the remainder of our position in Bank of New York Mellon Corp. to take advantage of more compelling opportunities. Proceeds from these sales were used to add to our positions in medical device leaders St. Jude Medical and Zimmer Holdings, as well as the recently begun position in Charles Schwab Corp. The Fund also added to its position in Teva Pharmaceuticals during the quarter.

MATRIX ADVISORS
VALUE FUND, INC.

2011 in Review:

As with the overall stock market last year, there was a significant dispersion in the performance by sector in the Fund. More defensive sectors stood out and performed positively, while more economically sensitive and/or higher volatility sectors were poor performers.

While volatile from quarter to quarter, Energy, led by Chevron and Conoco Phillips, was the Fund’s best performing sector last year. Consumer Staples, led by CVS Caremark and Coca Cola, and Healthcare, led by Covidien were also positive.

Our biggest laggards were Financial stocks as a group, and an assortment of economically sensitive stocks such as Alcoa, Carnival Cruise Lines, Corning, Monster Worldwide and Staples.

The Fund had a modest net realized gain during its most recent fiscal year. However, thanks to a significant accumulated net tax loss carryforward, no capital gains were declared for calendar 2011. The Fund continues to maintain a substantial tax loss carryforward that will be available to offset capital gains going forward.

Looking forward to the New Year, we feel a mix of disappointment with our 2011 performance combined with a strong sense of conviction that the areas that hurt us most last year are likely to be among our strongest positive contributors in 2012.

We believe that October 2011 could be something of a template for 2012. During October, when the macro risks started to abate, the market seized on that sense of relief to reward previously punished stocks of successful businesses.

While macro concerns will always be a part of the assessment of stock market prices, ultimately valuations will reflect the perception of the success of individual companies. When business success goes unrecognized, or even worse, is punished as part of a “one size fits all” mentality, the market inevitably plays a form of catch up once it realizes there is too big a difference between business realities and stock market prices.

Our portfolio contains a great number of industry leaders and businesses that have fared well even in distressed environments. We believe that in 2012 their success will be rewarded in the market.

* * *

As we typically do at the end of each year, we devote this quarter’s installment of Ideas About Investing to some of the lessons learned during the past year.

We would like to take this opportunity to wish each and all of you a happy, healthy, productive, peaceful and prosperous New Year. Your welfare and your trust are very important to us, and we encourage you to contact any of us with any questions you might have at 212 486-2004 or 800 366-6223.

Best regards.

MATRIX ADVISORS
VALUE FUND, INC.

Ideas About Investing
A Quarterly Quest for Investment Enlightenment

One lesson to be learned from 2011: Economic problems rarely play out in a linear manner. Oftentimes the severity of the problem is the catalyst for dramatic solutions. Therefore, investors should not make investment decisions assuming that no changes will be made to underlying problems.

While there were many dramatic stories in 2011 that had a profound impact on markets and investor confidence, there was one 2011 story - actually a non-story - that should command some attention for the important investing lesson it provides.

At the end of 2010, there were somewhat apocalyptic forecasts as to what would likely beset the municipal bond market in 2011. In tones reminiscent of a disaster film, Meredith Whitney, a highly regarded Wall Street analyst, warned on “60 Minutes” that, thanks to immense and unbridled pension liabilities, lower revenues and growing budget deficits, hundreds of states and municipalities were likely to default on their bonds. According to Ms. Whitney, the distressingly inescapable reality was that these factors were a runaway train about to derail the finances of many municipal bond issuers, large and small.

Amazingly, it didn’t happen. There were no widespread municipal defaults in 2011, and the one prominent bankruptcy filing by Jefferson County (Birmingham), Alabama, had been pending for a few years.

It wasn’t that Ms. Whitney and other pundits had identified a non-problem. They were spot-on that pensions were a looming nightmare. What the forecasters missed though was the willingness of the issuers to actually tackle the problem, rather than let it swallow them alive.

Faced with a truly severe problem, there was no longer the option of “kicking the can down the road.” Many public officials ultimately realized that pension liabilities weren’t so much a political issue as they were a fiscal reality.

We have become used to the idea that some social, political or fiscal problems are just too big and complex to be addressed, let alone be fixed. There is a tendency to pay lip service to solutions, but more often than not, avoid attacking the root issues of the problem.

However, sometimes there is no escaping the reality that a situation must either be tackled, or it becomes a cataclysm. In 2011, as many cities, states and municipalities looked at their large and growing deficits they were confronted with dire prospects (much as Ms. Whitney envisioned) if they took no action.

So, in state after state and in many cities, regardless of the political stripes of the leadership, very difficult decisions were made. These included combinations of reducing pension and healthcare benefits, renegotiating union wages, cutting back payrolls and services provided, as well as the old standby of raising taxes.

By and large these draconian steps stabilized budgets, or at least significantly pushed them in a much better direction. While the municipalities are all not necessarily out of the woods yet, the willingness of muni bond issuers to tackle politically sensitive, yet existentially threatening, structural issues has been reassuring to bond investors. Investors have recognized that these issuers took seriously their creditworthiness and their access to capital markets.

MATRIX ADVISORS
VALUE FUND, INC.

As a result, munis not only did not default, but also ended up rallying substantially, once investors realized that they had been overly punished because of credit-related concerns.

This experience was not just relevant to the 2011 municipal bond market, but, we submit, has great relevance as well to the global economy and the stock market as it enters 2012. Issues concerning the fiscal integrity of the Euro Zone are serious, and also existentially threatening.

In 2011, European leaders, who had mastered the art of can kicking, began to meaningfully tackle politically excruciating issues such as budget cuts and austerity in order to preserve the integrity of the fiscal union they had painstakingly assembled during the past 20 years. They too realized that math ultimately trumps politics.

Investors should recognize that when the media obsesses over one overarching problem or another (think about the U.S. banking crisis in 2008/2009 and the current focus on U.S. deficits and debt levels as other important cases in point), it is usually from the perspective of deducing the implications of a problem assuming nothing is done to address it.

This kind of linear thinking fails to account for the eventual willingness to address serious problems. This willingness is, in many cases, in fact prompted by the very severity of the issue itself. Linear thinking inevitably produces an over-reaction that shoots first and asks questions later, and that punishes every actor indiscriminately.

This of course creates more volatility in markets, as they veer quickly from despondency to euphoria before eventually recognizing that remedial behavior might lessen the severity of a problem and its impact on stocks.

As individual investors there is not much to do except recognize that this mindset exists. Getting caught up with the mindset of linear thinking and immutable behavior increases the chances of being whipsawed by markets, if investors emotionally respond to the sentiment they see around them.

Such a reaction is understandable, almost compelling, but it is not in an investor’s interest. Why? Because markets eventually get it right, understanding that serious problems demand serious solutions.

To the extent that investors can maintain this perspective, they should succeed in navigating through choppy waters and seeing their investment efforts come to a profitable fruition.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL	HYPOTHETICAL PERFORMANCE
EXPENSE EXAMPLE	PERFORMANCE	(5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/11)	$1,000.00	$1,000.00

Ending Account Value (12/31/11)	$869.30	$1,020.16

Expenses Paid During Period1	$4.65	$5.03

1 Expenses are equal to the Fund’s annualized expense ratio 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN

Consumer Discretionary	5.7%

Consumer Staples	10.9%

Energy	16.6%

Financials	23.5%

Health Care	8.3%

Information Technology	31.1%

Materials	2.2%

Telecommunication Services	1.6%
99.9%
Cash	0.1%
Total Investments	100.0%

The table above lists sector allocations as a percentage of the Fund’s total investments as of
December 31, 2011.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2011 (Unaudited)

SHARES		VALUE

COMMON STOCKS - 99.9%

BANK (MONEY CENTER): 3.7%
85,000	JPMorgan Chase & Co	$2,826,250

BANK (PROCESSING): 3.8%
72,000	State Street Corp	2,902,320

BANK (REGIONAL): 2.6%
78,000	BB&T Corp.	1,963,260

BANK (SUPER REGIONAL): 3.9%
108,000	Wells Fargo & Co.	2,976,480

BEVERAGES: 0.4%
4,000	The Coca-Cola Co	279,880

COMMUNICATIONS EQUIPMENT: 3.3%
70,000	Harris Corp.	2,522,800

COMPUTER SOFTWARE AND SERVICES: 3.4%
98,000	Microsoft Corp.	2,544,080

COMPUTERS AND PERIPHERALS: 3.5%
182,500	Dell, Inc.*	2,669,975

DRUG (GENERIC): 1.5%
29,000	Teva Pharmaceutical Industries, Ltd. - ADR	1,170,440

DRUG STORE: 5.7%
49,700	CVS Caremark Corp.	2,026,766
70,500	Walgreen Co.	2,330,730
		4,357,496

ELECTRICAL COMPONENT: 5.6%
193,000	Corning, Inc.	2,505,140
57,000	Tyco Electronics Ltd.	1,756,170
		4,261,310
FINANCIAL SERVICES: 5.7%
39,000	American Express Co.	1,839,630
137,000	Western Union Co.	2,501,620
		4,341,250

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2011 (Unaudited) – Continued

SHARES		VALUE

FOOD PROCESSING: 2.5%
67,000	Archer Daniels Midland Co.	1,916,200

HOTELS/GAMING/CRUISE LINES: 2.5%
57,000	Carnival Corp.	1,860,480

HOUSEHOLD PRODUCTS: 2.3%
25,700	The Procter & Gamble Co.	1,714,447

HUMAN RESOURCES: 2.2%
210,000	Monster Worldwide, Inc.*	1,665,300

INSURANCE (DIVERSIFIED): 3.5%
85,500	Metlife, Inc.	2,665,890

INTERNET: 3.5%
88,000	eBay, Inc.*	2,669,040

MEDICAL SUPPLIES: 6.7%
72,500	St. Jude Medical, Inc.*	2,486,750
49,000	Zimmer Holdings, Inc.*	2,617,580
		5,104,330
METALS AND MINING: 2.2%
196,000	Alcoa, Inc.	1,695,400

OIL/GAS (DOMESTIC): 3.6%
44,000	Devon Energy Corp.	2,728,000

OIL & GAS SERVICES: 3.6%
55,000	Tidewater, Inc.	2,711,500

PETROLEUM (INTEGRATED): 7.1%
24,000	Chevron Corp.	2,553,600
38,800	ConocoPhillips	2,827,356
		5,380,956
PETROLEUM (REFINING): 2.4%
86,000	Valero Energy Corp.	1,810,300

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments
December 31, 2011 (Unaudited) – Continued

SHARES		VALUE

RETAIL (SPECIAL LINES): 3.3%
178,000	Staples, Inc.	$2,472,420

SECURITIES BROKERAGE: 3.5%
110,500	Morgan Stanley	1,671,865
88,000	The Charles Schwab Corp.	990,880
		2,662,745
SEMICONDUCTOR: 2.9%
62,000	Analog Devices, Inc.	2,218,360

TELECOMMUNICATIONS (EQUIPMENT): 3.3%
140,000	Cisco Systems, Inc.	2,531,200

TELECOMMUNICATIONS (FOREIGN): 1.7%
45,000	Vodafone Group PLC	1,261,350

TOTAL COMMON STOCKS (Cost $79,642,290)		75,883,459

SHORT TERM INVESTMENTS: 0.1%
37,667	Fidelity Institutional Money Market Portfolio	37,667

TOTAL SHORT TERM INVESTMENTS (Cost $37,667)		37,667

TOTAL INVESTMENTS (Cost $79,679,957): 100.0%		75,921,126
LIABILITIES IN EXCESS OF OTHER ASSETS: 0.0%		14,027
TOTAL NET ASSETS: 100.0%		$75,935,153
____________
* Non-Income Producing.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities
At December 31, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (cost $79,679,957)	$75,921,126
Receivables:
Securities sold	192,878
Fund shares sold	108,667
Dividends and Interest	96,569
Prepaid expenses	10,069
Total assets	76,329,309

LIABILITIES:
Payable to Advisor	47,074
Payable for Fund shares repurchased	294,996
Accrued expenses and other liabilities	52,086
Total liabilities	394,156

NET ASSETS	$75,935,153

Number of shares, $0.01 par value, issued
and outstanding (unlimited shares authorized)	1,990,112

Net Asset Value, Offering Price and Redemption Price Per Share	$38.16

COMPOSITION OF NET ASSETS:
Paid in capital	$93,438,859
Undistributed net investment loss	31,316
Accumulated net realized loss on investments	(13,776,191)
Unrealized appreciation on investments	(3,758,831)

Net Assets	$75,935,153

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations
For the Six Months Ended December 31, 2011 (Unaudited)

INVESTMENT INCOME

INCOME
Dividend income (net of foreign taxes withheld of $1,970)	$875,463
Interest income	113
Total income	875,576

EXPENSES
Advisory fees	313,731
Administration fees	62,780
Shareholder servicing and accounting fees	28,545
Professional fees	25,412
Custodian fees	13,913
Reports to shareholders	9,427
Federal and State registration fees	7,774
Directors’ fees and expenses	6,437
Other expenses	8,421
Total operating expenses	476,440
Less: Expense reimbursement by Advisor	(62,315)
Net expenses	414,125
Net investment income	461,451

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments	(1,907,479)
Net change in unrealized appreciation/depreciation on investments	(11,230,529)
Net realized and unrealized loss on investments	(13,138,008)
Net decrease in net assets resulting from operations	$(12,676,557)

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

	SIX MONTHS	YEAR
	ENDED	ENDED
Statement of Changes in Net Assets	DECEMBER 31, 2011	JUNE 30, 2011
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$461,451	$571,772
Net realized gain (loss) on investments	(1,907,479)	4,311,667
Change in net unrealized appreciation/depreciation on investments	(11,230,529)	17,972,188
Net increase (decrease) in net assets resulting from operations	(12,676,557)	22,855,627

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(708,785)	(521,687)
Total distributions to shareholders	(708,785)	(521,687)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,552,995	14,637,002
Proceeds from reinvestment of distribution	648,307	482,393
Cost of shares redeemed	(11,291,764)	(22,839,854)
Redemption fees	1,323	2,666
Net decrease from capital share transactions	(8,089,139)	(7,717,793)
Total increase (decrease) in net assets	(21,474,481)	14,616,147

NET ASSETS
Beginning of period	97,409,634	82,793,487
End of period	$75,935,153	$97,409,634
Undistributed net investment income	$31,316	$278,650

CHANGE IN SHARES
Shares outstanding, beginning of period	2,199,266	2,390,427
Shares sold	65,458	341,751
Shares issued on reinvestment of distributions	17,025	11,409
Shares redeemed	(291,637)	(544,321)
Shares outstanding, end of period	1,990,112	2,199,266

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights
For a capital share outstanding throughout each year/period

	SIX MONTHS
	ENDED
	DECEMBER 31,		YEARS ENDED JUNE 30,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net asset value, beginning of year/period	$44.29		$34.64	$32.04	$44.14	$63.56	$51.89

Income from investment operations:
Net investment income	0.23		0.26	0.18	0.47	0.53	0.36
Net realized and unrealized gain (loss)
on investments	(6.02)		9.62	2.69	(12.31)	(9.77)	14.96
Total from investment operations	(5.79)		9.88	2.87	(11.84)	(9.24)	15.32

Less distributions:
Dividends from net investment income	(0.34)		(0.23)	(0.27)	(0.26)	(0.48)	(0.49)
Distributions from realized gains	—		—	—	—	(9.70)	(3.16)
Total distributions	(0.34)		(0.23)	(0.27)	(0.26)	(10.18)	(3.65)
Paid-in capital from redemption fees (Note 2)	—	(a)	— (a)	— (a)	— (a)	— (a)	—	(a)
Net asset value, end of year/period	$38.16		$44.29	$34.64	$32.04	$44.14	$63.56
Total return

Ratios/supplemental data:	(13.07	%)(d)	28.55%	8.87%	(26.72%)	(16.98%)	30.54%
Net assets, end of year/period (millions)	$75.9		$97.4	$82.8	$81.6	$122.1	$230.2

Ratio of operating expenses to average net assets:
Before expense reimbursement	1.14	%(c)	1.16%	1.38%	1.44%	1.33%	1.30%
After expense reimbursement	0.99	%(c)	0.99%	0.99%	0.99%	0.99%	0.99%
Interest Expense	—		—	—	—	0.01%	0.00	%(b)

Ratio of net investment income
to average net assets:
Before expense reimbursement	0.95	%(c)	0.42%	0.07%	0.90%	0.58%	0.37%
After expense reimbursement	1.10	%(c)	0.59%	0.46%	1.34%	0.92%	0.68%
Portfolio turnover rate	6.2	%(d)	25%	20%	59%	43%	52%

_______________
(a) less than $0.01.
(b) Interest expense was less than 0.01%.
(c) Annualized.
(d) Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency shall be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally shall be determined prior to the close of the New York Stock Exchange (the “NYSE”). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

B. Shares Valuation.

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund’s net asset value per share. The Fund will assess a 1.00% fee on redemption or exchanges of Fund shares purchased and held for 60 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

C. Federal Income Taxes.

The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008 – 2010), or expected to be taken in the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D. Use of Estimates.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E. Reclassification of Capital Accounts.

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2011, the Fund has no permanent book-to-tax differences.

F. Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

G. Indemnification Obligations.

Under the Fund’s organizational documents, its current and former Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H. Line of Credit.

The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund’s borrowings cannot exceed the lesser of $15,000,000 or 33 1/3% of the net assets of the Fund. For the year ended December 31, 2011, the Fund did not borrow under the line of credit.

I. Subsequent Events.

Accounting standards require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, accounting standards require an entity to disclose the date through which subsequent events have been evaluated. The Fund has evaluated subsequent events though the issuance of their financial statements.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has a management agreement with Matrix Asset Advisors, Inc. (the “Advisor”, “Matrix”) to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 0.75% of the Fund’s average daily net assets. Prior to September 1, 2010, the investment advisory fee was 1.00% of average daily net assets.

The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s total annual operating expenses (excluding interest and tax expenses) will not exceed 0.99% of the Fund’s average daily net assets. In connection with this expense limitation, the Adviser is eligible to recover expenses waived after August 31, 2009, for three fiscal years following the fiscal year in which the expenses were originally waived.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The Adviser will only be able to recover previously waived expenses if the Fund’s then current expense ratio is below the 0.99% expense cap. The Board of Directors of the Fund approved these changes at a meeting held on August 24, 2010. For the six months ended December 31, 2011, Matrix waived $62,315. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund’s Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2011, the cumulative amount available for reimbursement that has been paid and/or waived is $991,079. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2012	2013	2014	2015
$388,042	$371,267	$169,455	$62,315

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Directors; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For the six months ended December 31, 2011, U.S. Bancorp Fund Services, LLC was paid $62,780, in its capacity as Fund Administrator. U.S. Bancorp Fund Services, LLC also serves as the Fund Accountant and Transfer Agent. U.S. Bank, N.A. serves as the Fund’s Custodian. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. serves as the Fund’s principal underwriter.

The Chief Compliance Officer receives no compensation from the Fund for her services; however, the Administrator was paid $5,193 for the six months ended December 31, 2011 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2011, are as follows:

	Purchases	Sales
Common Stock	$ 5,199,759	$ 13,178,000

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$90,103,509
Gross tax unrealized appreciation	16,398,171
Gross tax unrealized depreciation	(9,000,735)
Net tax unrealized depreciation on investments	7,397,436
Undistributed ordinary income	278,650
Undistributed long-term capital gains	—
Total Distributable Earnings	278,650
Other accumulated losses	(11,794,450)
Total Accumulated Earnings/Losses	$(4,118,364)

The difference between book basis and tax basis unrealized appreciation on investments is wash sale deferrals.

At June 30, 2011, Matrix Advisors Value Fund, Inc. has $8,130,057 of capital loss carryover which expires June 30, 2018 and $3,664,393 which expires June 30, 2017.

The tax character of distributions paid during the six months ended December 31, 2011 and fiscal year ended June 30, 2011 were as follows:

	December 31, 2011	June 30, 2011

Distributions Paid From:	$708,785	$521,687
Ordinary Income*	$—	$—
Long-Term Capital Gain	$708,785	$521,687

___________
* For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within the fiscal years. There were no significant transfers in to and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and each Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

The following table summarizes the inputs used as of December 31, 2011 for the Fund assets and liabilities measured at fair value:

	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Description
Equity
Common Stock*	$75,883,459	$—	$—	$75,883,459
Total Equity	$75,883,459	$—	$—	$75,883,459
Short-Term Investments	$37,667	$—	$—	$37,667
Total Investments in Securities	$75,921,126	$—	$—	$75,921,126
____________
* Please refer to the Schedule of Investments for a breakout of common stocks by industry classification.

For the six months ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In suchcases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTE 7 – ACCOUNTING PRONOUNCEMENTS

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to the Financial Statements (Unaudited), Continued

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Fund and Matrix Asset Advisors, Inc. (the “Advisor”) continues in effect from year to year, if such continuation is approved at least annually by the Fund’s Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund’s shares, and in either case, also by a vote of a majority of directors who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (the “Independent Directors”).

At a meeting held on August 22, 2011, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by Fund counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund counsel, including a copy of its Form ADV, and comparative information about the Fund’s performance, management fee and expense ratio, and other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

The Independent Directors met separately in executive session with counsel to consider the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund’s other service providers, the Board, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

1)	The nature, extent and quality of services provided by the Advisor to the Fund.

The Directors reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund’s Advisory Agreement and the quality of those services over the past year. The Directors noted that the services include managing the investment and reinvestment of the Fund’s assets; the provision of reports to the Board regarding the Advisor’s performance of its obligations under the Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Independent Directors evaluated these factors based on their direct experience with the Advisor and in consultation with Fund counsel. The Independent Directors also considered the Advisors’ compliance program, including risk management. The Independent Directors concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be high. The Independent Directors reviewed the personnel responsible for providing advisory services to the Fund and concluded, based on their experience and interaction with the Advisor, that (i) the Advisor was able to retain quality investment personnel, including hiring two additional individuals to strengthen the Advisor’s management team and serve as Fund officers; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Directors; and (iv) the Advisor had kept the Independent Directors apprised of developments relating to the Fund and the industry in general. The Independent Directors also focused on the Advisor’s reputation, long-standing relationship with the Fund, and overall culture of compliance.

2)	Investment performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the one-year, three-year, five-year and ten-year periods ended June 30, 2011. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large blend funds), primary distribution channel, load structure (no-load funds not charging a 12b-1 fee), and asset size. This peer group was compiled by the Fund’s administrator. The Independent Directors observed that the Fund’s performance was higher than the peer group median for the five and ten-year periods, lagged the peer group median for the three-year period and was at the median for the one-year period ended June 30, 2011. After considering all factors related to the performance of the Fund, including the Advisor’s commentary at regular quarterly Board meetings and the Advisor’s analysis of Fund performance, the Board concluded the Fund’s performance was satisfactory.

3)	The cost of the advisory services and the profits to the Advisor from the relationship with the Fund.

In connection with the Board’s consideration of the level of the advisory fee, the Directors considered a number of factors. The Board considered the Advisor’s proposal to reduce the Fund’s advisory fee from 1.00% to 0.75% of the Fund’s average daily net assets, effective September 1, 2010. The Board also considered the Advisor’s proposal to reduce the Fund’s contractual limitation on total operating expenses (excluding interest and tax expenses) from 1.10% to 0.99% of the Fund’s average daily net assets, effective September 1, 2010. The Directors compared the level of the proposed advisory fee for the Fund against the advisory fees charged (i) by funds in the peer group, (ii) other funds with an investment policy similar to the Fund’s, that are advised or sub-advised by the Advisor, and (iii) other types of client accounts, such as institutional and pension accounts, with a similar investment policy to the Fund’s that are advised or sub-advised by the Advisor. The Directors also considered comparative total fund expenses of the Fund and the peer group. The Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or reimbursements.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Board noted that the proposed advisory fee of 0.75% to be charged by the Advisor was reasonable and was at the median of the peer group, and the total net expense ratio of 0.99% was slightly below the median of the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund’s total expenses to 0.99%. The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the previous three fiscal years. The Board also reviewed the schedules of fees charged to other advisory clients. While the Board noted that the fees the Advisor charges for the funds it sub-advises and for its managed accounts are generally lower than the Fund’s advisory fee, the Board recognized that the level of services required and risks involved in managing registered investment companies such as the Fund are significantly different from those for funds where the Advisor serves only as a sub-adviser and for its managed accounts.

The Independent Directors also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Directors reviewed profitability data relating to the Advisor for the fiscal years ended June 30, 2010 and June 30, 2011. The Independent Directors concluded that the profitability of the Fund to the Advisor was not excessive. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)	The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Independent Directors considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that it may not have achieved until the Fund reached much higher asset levels. The Directors determined to periodically reassess whether the advisory fee appropriately takes into account any such economies of scale..

5)	Benefits derived from the Advisor’s relationship with the Fund and other factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund. The Board also discussed the Advisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund and the brokers’ and dealers’ provision of brokerage and research services to the Advisor. The Independent Directors further discussed that although the Advisor, from time to time, and in accordance with its policy to seek best execution for its client trades, may utilize a particular broker/dealer in recognition of research or brokerage services provided to the Advisor, the Fund and the Advisor have not entered into any “third party” soft dollar arrangements with brokers whereby the Fund’s brokerage is directed to such brokers in return for research or brokerage services.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund. The Board and the Independent Directors based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

DIRECTOR AND OFFICER INFORMATION

The Board of Directors is responsible for the overall management of the Fund’s business. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Directors delegates the day-to-day operations of the Fund to its Officers, subject to the Fund’s investment objective and policies and to general supervision by the Board. The Statement of Additional Information includes additional information about the Fund’s Directors and is available, without charge, by calling 1-800-366-6223.

The Directors and Officers of the Fund, their business addresses and principal occupations during the past five years are:

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
David A. Katz, CFA 747 Third Avenue New York, NY 10017 (Born 1962)	Director; President, and Treasurer	Since 1997	Chief Investment Officer (1986 to present) and President (1990 to present) of Matrix Asset Advisors, the Fund’s Advisor, and portfolio manager of the Fund (1996 to present).	1	None
Robert M. Rosencrans * 747 Third Avenue New York, NY 10017 (Born 1927)	Director	Since 1985	Retired; formerly, President of Columbia International, Inc. (cable television developer and operator) (1984 to 2005).	1	None
T. Michael Tucker * 747 Third Avenue New York, NY 10017 (Born 1942)	Director and Chairman	Since 1997	Consultant, Carr Riggs & Ingram, LLP (2005 to present); formerly, Owner of T. Michael Tucker, a certified public accounting firm (1977 to 2005).	1	None
Larry D. Kieszek * 747 Third Avenue New York, NY 10017 (Born 1950)	Director	Since 1997	Partner of Purvis, Gray & Company, a certified public accounting firm (1974 to present).	1	None

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Douglas S. Altabef 747 Third Avenue New York, NY 10017 (Born 1951)	Executive Vice President and Secretary	Since 2000	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1996 to present).	N/A	N/A
Steven G. Roukis, CFA 747 Third Avenue New York, NY 10017 (Born 1967)	Senior Vice President	Since 2000
Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Director of Research, Senior Vice President-Equity Researchof Matrix Asset Advisors and various other positions within research (1994 – 2005).

				N/A	N/A
Lon F. Birnholz 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President	Since 2006	Senior Managing Director of Matrix Asset Advisors, the Fund’s Advisor (1999 to present).	N/A	N/A
Jordan F. Posner 747 Third Avenue New York, NY 10017 (Born 1957)	Senior Vice President	Since 2006	Managing Director of Matrix Asset Advisors, the Fund’s Advisor (2005 to present); formerly, Partner of David J. Greene & Co., an investment firm (1993 – 2005).	N/A	N/A

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

Name, Address, and Year of Birth	Position(s) Held with the Fund	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by Director
Steven Pisarkiewicz 747 Third Avenue New York, NY 10017 (Born 1948)	Senior Vice President	Since 2010
Senior Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2009-present); formerly, National Managing Director for Bernstein Global Wealth Management (2007-2009); Executive Vice President of The Bank of New York and head of BNY Asset Management (2003-2007).

				N/A	N/A
Stephan J. Weinberger, CFA 747 Third Avenue New York, NY 10017 (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of Matrix Asset Advisors, the Fund’s Advisor (2010 to present); formerly, Partner at Armstrong Shaw Associates (1996-2010).	N/A	N/A
Laurie S. Gaeta 747 Third Avenue New York, NY 10017 (Born 1960)	Senior Vice President, Chief Compliance Officer, AML Compliance Officer	Since 2008	Managing Director of Matrix Asset Advisors, (2010-present); Director of Operations and Chief Compliance Officer, Matrix Asset Advisors, the Fund’s Advisor (2002 to present).	N/A	N/A
Conall Duffin 747 Third Avenue New York, NY 10017 (Born 1975)	Vice President and Assistant Secretary	Since 2002	Vice President Marketing and Mutual Fund Servces, Matrix Asset Advisors, the Fund’s Advisor (2010 to present); Marketing Associate (2001-2010).	N/A	N/A

_______________________________________________________________________________________________________________________________________________________________
* Not an “interested person”, as that is defined by the 1940 Act.
† Directors and Officers of the Fund serve until their resignation, removal or retirement.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
Robert M. Rosencrans
T. Michael Tucker
•
Investment Advisor
Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017
(800) 366-6223
•
Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Ste. 302
Milwaukee, WI 53212
•
Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
•
Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Ste. 100
Glendora, CA 91741
•
Independent Registered Public
Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Ste. 2400
Philadelphia, PA 19103
•
Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report MATRIX ADVISORS VALUE FUND, INC. December 31, 2011 747 Third Avenue, 31st Floor New York, NY 10017 Ticker Symbol: MAVFX Cusip: 57681T102

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 2, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By      /s/ David A. Katz
           David A. Katz, President

Date   3/2/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By      /s/ David A. Katz
           David A. Katz, President

Date   3/2/2012